John Hancock Funds II Supplement dated 2-5-09 to the current Prospectuses

Retirement Rising Distribution Portfolio

The annual distribution rate for the Retirement Rising Distribution Fund will increase from $0.40 per share to $0.40896 per share effective with the first quarterly distribution in 2009. This increase reflects the current annual rate of inflation of 2.24% as measured by the average annual change in the Consumer Price Index (All Urban Consumers) over the three years ended December 31, 2008.